                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported)    November 17, 2003
                                                             -------------------

                           Petroleum Helicopters, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Louisiana
--------------------------------------------------------------------------------
                 (State of Other Jurisdiction of Incorporation)

             0-9827                                     72-0395707
--------------------------------------------------------------------------------
    (Commission File Number)                (IRS Employer Identification No.)


  2001 SE Evangeline Thruway, Lafayette, LA                70508
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                 (Zip Code)

                                 (800) 235-2452
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Financial Statements of Business Acquired.

              None.

         (b)  Pro Forma Financial Information.

              None.

         (c)  Exhibits

         Exhibit No.          Description
         -----------          -----------

         99.1 Press Release dated November 14, 2003 announcing earnings for third quarter 2003

Item 12. Results of Operations and Financial Condition.

         On November 14, 2003, Registrant issued a press release announcing its third quarter 2003 earnings. The Press Release is filed herewith as exhibit 99.1 and is incorporated herein by reference.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Petroleum Helicopters, Inc. (Registrant)


         Date: November 17, 2003      By: /s/ Michael J. McCann
                                          --------------------------------
                                          Name:   Michael J. McCann
                                          Title:  Chief Financial Officer



                                  EXHIBIT INDEX

         Exhibit No.          Description
         -----------          -----------

         99.1 Press Release dated November 14, 2003 announcing earnings for third quarter 2003